UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 16, 2022
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NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-36211	98-1575532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford,	Suite 800,	Sugar Land,	Texas	77478
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: 281 276-6100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On February 16, 2022, Noble Corporation (the “Company”) issued a press release announcing its condensed consolidated financial results for the quarter ended December 31, 2021. A copy of such press release is included as Exhibit 99.1 and will be published in the “Investors” section on the Company’s website at www.noblecorp.com.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
Additional Information and Where to Find It
In connection with the proposed transactions (the “Business Combination”) contemplated by the Business Combination Agreement, dated as of November 10, 2021, by and among Noble Corporation (“Noble”), Noble Finco Limited (“Topco”), Noble Newco Sub Limited and The Drilling Company of 1972 A/S (“Maersk Drilling”), Topco has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) that includes a preliminary proxy statement of Noble that also constitutes a preliminary prospectus for Topco. When available, Noble will mail the definitive proxy statement/prospectus to its shareholders in connection with the vote to approve the merger of Noble with a wholly-owned subsidiary of Topco. Should Maersk Drilling and Noble proceed with the proposed Business Combination, Maersk Drilling and Noble also expect that Topco will file an offer document with the Danish Financial Supervisory Authority (Finanstilsynet). This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS RELATING TO THE PROPOSED BUSINESS COMBINATION IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF TOPCO AND NOBLE WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TOPCO, MAERSK DRILLING AND NOBLE, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS.
Investors and shareholders can obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by Maersk Drilling, Noble and Topco through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders can obtain free copies of the proxy statement/prospectus and other documents related thereto on Maersk Drilling’s website at www.maerskdrilling.com or on Noble’s website at www.noblecorp.com or by written request to Noble at Noble Corporation, Attn: Richard B. Barker, 13135 Dairy Ashford, Suite 800, Sugar Land, Texas 77478.
Participants in the Solicitation
Maersk Drilling, Noble and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of Maersk Drilling and Noble, respectively in connection with the proposed Business Combination. Shareholders may obtain information regarding the names, affiliations and interests of Noble’s directors and officers in Noble’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021, as amended on April 16, 2021. To the extent the holdings of Noble’s securities by Noble’s directors and executive officers have changed since the amounts set forth in such annual report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the names, affiliations and interests of Maersk Drilling’s directors and officers is contained in Maersk Drilling’s Annual Report for the fiscal year ended December 31, 2020 and can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such individuals in the proposed Business Combination are included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus relating to the proposed Business Combination when it is filed with the SEC. You may obtain free copies of these documents from the sources indicated above.
No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction, in each case in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable European or UK, as appropriate, regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including, without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
Exhibit 99.1	Press Release issued by Noble Corporation dated February 16, 2022.
Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date:	February 16, 2022	By:	/s/ Robert W. Eifler
Robert W. Eifler
President and Chief Executive Officer